UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2025

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INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 1150

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2025, Integer Holdings Corporation (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to the credit agreement, dated as of September 2, 2021, by and among the Company, Greatbatch Ltd., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and agents party thereto from time to time, as previously amended (the “Credit Agreement”). The Credit Agreement, as amended by the Fourth Amendment, among other things: (i) permits the Company to issue the Notes (as defined below) and incur other convertible note indebtedness thereunder in an aggregate principal amount of up to $1,500.0 million at any time outstanding (excluding, for purposes of such calculation and the calculation of any financial covenants under the Credit Agreement, any convertible notes that are subject to repurchase and/or exchange substantially concurrently with the issuance of new convertible notes, so long as such other convertible notes are so repurchased and/or exchanged within fifteen days after the issuance of such new convertible notes); (ii) permits the Company to enter into bond hedge and capped call transactions; and (iii) permits the Company to issue call options, warrants or purchase rights relating to the Company’s common stock; provided, in each case, that the terms of any such transaction are customary for transactions of such type (subject to the Company’s good faith determination). In addition, the Credit Agreement, as amended by the Fourth Amendment provides that if, on the date that is 91 days prior to the maturity date of any convertible indebtedness permitted thereunder (“Permitted Convertible Indebtedness”), such indebtedness has not yet been (a) paid in full, or (b) amended or refinanced so as to extend the final maturity date to a date that is more than 90 days after the Revolving Credit Maturity Date (as defined in the Credit Agreement), then the Revolving Credit Maturity Date will be the date that is 91 days prior the earliest maturity date of any such Permitted Convertible Indebtedness which remains outstanding.  The Credit Agreement, as amended by the Fourth Amendment also provides that if, on the date that is 91 days prior to the maturity date of any Permitted Convertible Indebtedness, such indebtedness has not yet been (a) paid in full, or (b) amended or refinanced so as to extend the final maturity date to a date that is more than 90 days after the Term Loan A Maturity Date (as defined in the Credit Agreement), then the Term Loan A Maturity Date will be the date that is 91 days prior to the earliest maturity date of any such Permitted Convertible Indebtedness which remains outstanding.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On March 12, 2025, the Company issued a press release announcing the launch of the Convertible Senior Notes Offering (as defined below). A copy of this press release is furnished as Exhibit 99.1,and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 8.01. Other Events.

On March 12, 2025, the Company announced its intention to offer Convertible Senior Notes due 2030 (the “Notes”) in an aggregate principal amount of $750.0 million in a private offering (the “Convertible Senior Notes Offering”) that is exempt from the registration requirements of the Securities Act. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also expects to grant the initial purchasers of the Notes the option to purchase additional Notes in an aggregate principal amount of up to $125.0 million. In connection with the pricing of the Notes, the Company expects to enter into one or more privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates or other financial institutions. Furthermore, in connection with the pricing of the Notes, the Company expects to enter into separate, privately negotiated transactions, with a limited number of holders of its 2.125% Convertible Senior Notes due 2028 (the “Existing Convertible Notes”) to exchange a portion of Existing Convertible Notes for cash and shares of the Company’s common stock (the “exchanges”). In connection with any exchanges, the Company expects to terminate a portion of the existing option transactions entered into in connection with the issuance of the Existing Convertible Notes, in a notional amount corresponding to the amount of any Existing Convertible Notes exchanged.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This report does not constitute an offer to exchange the Existing Convertible Notes.

Forward-Looking Statements

Some of the statements contained in this report are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements on its current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to the Convertible Senior Notes Offering, the capped call transactions, the exchanges and the termination of existing option transactions.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and the Company’s prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary factors. The Company disclaims any obligation to publicly update or revise the forward-looking statements made in this report as a result of new information, future events or otherwise, except as required by law.

While it is not possible to create a comprehensive list of all factors that may cause actual results to differ from results expressed or implied by such forward-looking statements or that may affect the Company’s future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in its other periodic filings with the SEC and include the following:

  operational risks, such as the Company’s dependence upon a limited number of customers; pricing pressures and contractual pricing restraints the Company faces from customers; its reliance on third-party suppliers for raw materials, key products and subcomponents; interruptions in its manufacturing operations; its ability to attract, train and retain a sufficient number of qualified associates to maintain and grow its business; the potential for harm to its reputation and competitive advantage caused by quality problems related to its products; its dependence upon its information technology systems and its ability to prevent cyber-attacks and other failures; global climate change and the emphasis on environmental, social and governance matters by various stakeholders; its dependence upon its senior management team and key technical personnel; and consolidation in the healthcare industry resulting in greater competition;
  strategic risks, such as the intense competition the Company faces and its ability to successfully market its products; its ability to respond to changes in technology; its ability to develop new products and expand into new geographic and product markets; and its ability to successfully identify, make and integrate acquisitions to expand and develop its business in accordance with expectations;
  financial and indebtedness risks, such as the Company’s ability to accurately forecast future performance based on operating results that often fluctuate; its significant amount of outstanding indebtedness and its ability to remain in compliance with financial and other covenants under the credit agreement governing its senior secured credit facilities;
  economic and credit market uncertainties that could interrupt the Company’s access to capital markets, borrowings or financial transactions; the conditional conversion feature of the Existing Convertible Notes or the Notes adversely impacting its liquidity; the conversion of the Existing Convertible Notes or the Notes diluting ownership interests of existing holders of the Company’s common stock; the counterparty risk associated with the capped call transactions and the existing option transactions; the financial and market risks related to its international operations and sales; its complex international tax profile; and its ability to realize the full value of its intangible assets;
  legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; the Company’s ability to protect its intellectual property and proprietary rights; its ability to comply with customer-driven policies and third-party standards or certification requirements; its ability to obtain and/or retain necessary licenses from third parties for new technologies; its ability and the cost to comply with environmental regulations; legal and regulatory risks from its international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and its business being indirectly subject to healthcare industry cost containment measures that could result in reduced sales of its products.
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Credit Agreement, dated as of March 12, 2025, among Integer Holdings Corporation, Greatbatch Ltd., the Subsidiary Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other lenders parties thereto.
99.1	Press Release dated, March 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: March 12, 2025	By:	/s/ Diron Smith
Diron Smith
Executive Vice President and Chief Financial Officer